FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 27, 2003
                                                           ------------


                             DONALDSON COMPANY, INC.
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



   Delaware                           1-7891                      41-0222640
--------------                ---------------------          -------------------
  (State of                   (Commission File No.)             (IRS Employer
Incorporation)                                               Identification No.)



                              1400 West 94th Street
                          Minneapolis, Minnesota 55431
                          ----------------------------
          (Address of principal executive offices, including zip code)


                                 (952) 887-3131
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

      99.1 Press Release dated May 27, 2003.

Item 9. Regulation FD Disclosure

The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition."

Donaldson Company, Inc. has reported its 3rd quarter 2003 financial results. The Company's press release, dated May 27, 2003, announcing the results and the Company's outlook for the remainder of fiscal 2003 is furnished herewith as
Exhibit 99.1.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DONALDSON COMPANY, INC.

                                          By /s/ Norman C. Linnell
                                             -----------------------------------
                                          Name: Norman C. Linnell
                                          Title: Vice President, General Counsel
                                                 and Secretary


Date: May 28, 2003